PROSPECTUS SUPPLEMENT -- July 10, 2003*

American Express(R) Variable Portfolio Funds (Oct. 30, 2002) S-6466-99 V

The "Principal Investment Strategies" and "Principal Risks" sections of AXP Variable Portfolio - Diversified Bond Fund (formerly AXP Variable Portfolio - Bond Fund) are revised to state:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets will be invested in bonds. Of that 80%, at least 50% will be invested in intermediate-term investment grade securities that comprise the Lehman Brothers Aggregate Bond Index. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds. The Fund may invest up to 15% in foreign investments, which may include investments in emerging markets. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

The selection of debt obligations is the primary decision in building the investment portfolio. In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o Evaluating the portfolio's total exposure to the sector, industry and security relative to the Index.

o Analyzing factors such as credit quality, interest rate outlook and price to select securities within each sector.

o    Investing  in  lower-quality   (junk)  bonds  and  foreign  investments  as
     opportunities permit.

o Targeting an average portfolio duration of 4-6 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a 5 year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

In evaluating whether to sell a security, AEFC considers, among other factors:

o The portfolio's total exposure to the sector, industry and security relative to the Index.

o    A security's rating has changed or is vulnerable to a change.

o    A sector or industry is experiencing change.

o    The interest rate or economic outlook changes.

o    AEFC identifies a more attractive opportunity.

During unusual market conditions, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could cause the Fund to lose the opportunity to participate in market improvement. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Credit Risk

   Interest Rate Risk

   Call/Prepayment Risk

   Market Risk

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

As a result of a reclassification by Lipper, the Fund's performance is now compared to:

Lipper Intermediate Investment Grade Index

The Lipper Intermediate Investment Grade Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

S-6466-34 A (7/03)

* Valid until next prospectus update.
Destroy Oct. 30, 2003